Verity U.S. Treasury Fund
Schedule of Investments
June 30, 2026 (Unaudited)

U.S. GOVERNMENT NOTES/BONDS - 80.1%	Par		Value
U.S. Treasury Notes/Bonds
2.50%, 03/31/2027	$ 11,000,000		$ 10,878,766
2.75%, 07/31/2027	13,861,000		13,659,582
2.88%, 05/15/2028	12,000,000		11,724,609
2.88%, 08/15/2028	13,700,000		13,345,459
2.75%, 05/31/2029	6,600,000		6,347,473
4.38%, 11/30/2030	12,050,000		12,133,079
3.88%, 08/15/2034	5,500,000		5,313,086
TOTAL U.S. GOVERNMENT NOTES/BONDS (Cost $73,970,739)			73,402,054

SHORT-TERM INVESTMENTS – 19.3%
U.S. Treasury Bills - 14.9%
3.66%, 11/05/2026 (a)	7,000,000		6,907,396
3.71%, 04/15/2027 (a)	7,000,000		6,789,344
			13,696,740

Money Market Funds - 4.4%	Shares
First American Treasury Obligations Fund - Class X, 3.57% (b)	4,036,880		4,036,880
TOTAL SHORT-TERM INVESTMENTS (Cost $17,748,320)			17,733,620

TOTAL INVESTMENTS - 99.4% (Cost $91,719,059)			91,135,674
Other Assets in Excess of Liabilities - 0.6%		0.00602	551,636
TOTAL NET ASSETS - 100.0%			$ 91,687,310

Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.

(a)	The rate shown is the annualized yield as of June 30, 2026.
(b)	The rate shown represents the 7-day annualized yield as of June 30, 2026.

Summary of Fair Value Disclosure as of June 30, 2026 (Unaudited)

Verity U.S. Treasury Fund has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
U.S. Government Notes/Bonds	$ –	$ 73,402,054	$ –	$ 73,402,054
Short-Term Investments	4,036,880	13,696,740	–	17,733,620
Total Investments	$ 4,036,880	$ 87,098,794	$ –	$ 91,135,674

As of the period ended June 30, 2026, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3. Refer to the Schedule of Investments for further disaggregation of investment categories.